SUMPRO-EUR(01/13)

Summary Prospectus January 22, 2013

ICON EUROPE FUND

CLASS A SHARES:	TICKER: IERAX
CLASS C SHARES:	TICKER: ICUCX
CLASS S SHARES:	TICKER: ICSEX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.iconfunds.com. You can also get this information at no cost by calling 1-800-764-0442, by sending an email request to fulfillment@iconadvisers.com, or by asking any financial advisor, bank or broker-dealer who offers the shares of the fund. The current prospectus and statement of additional information, dated January 22, 2013, are incorporated by reference into this summary prospectus.

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 36 of the Fund’s prospectus, and in “Sales Charge” on page 65 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	*	1.00%	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	12.05%	19.20%	0.56%
Total Annual Fund Operating Expenses	13.30%	21.20%	1.56%
Expense Reimbursements	(11.50)%	(18.65)%	-
Total Annual Fund Operating Expenses[1]	1.80%	2.55%	1.56%

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

[1]

ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80% and Class C of 2.55%. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expenses limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

1	Summary Prospectus ICON Europe Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$841	$1,109	$1,493	$5,082
Class C	$358	$793	$1,355	$6,595
Class S	$159	$493	$851	$1,857

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$258	$793	$1,355	$6,595

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89.78% of the average value of its whole portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities in the European region. Foreign equity securities in the European region include securities of issuers wherever organized, whose securities are traded principally on a recognized stock exchange or over-the-counter market in the countries listed in the Morgan Stanley Capital International (“MSCI”) Europe Index. The European Region includes the following countries: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Luxembourg, Poland, Portugal, Spain, the Netherlands, Norway, Sweden, Switzerland, Turkey and the United Kingdom. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

ICON believes that equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. The Fund will sell industries ICON believes are overpriced and buy industries we believe are underpriced. The Fund may invest up to 25% of its assets in a single industry. ICON’s combination of industry rotation and bottom-up valuation distinguishes us from other investment managers. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

•

Non-Diversified Portfolio Risk.  The ICON Europe Fund is “non-diversified” which means that a Fund may own larger positions in a smaller number of securities than funds that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of a diversified fund.

•

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

•

Foreign Investment Risk.  Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

2	Summary Prospectus ICON Europe Fund

•

Geographic Risk.  The Fund will be more susceptible to the economic, market, political and local risks of the European region than a fund that is more geographically diversified. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union, which imposes restrictions on inflation rates, deficits and debt levels. Unemployment in Europe has historically been high. Many Eastern European countries continue to move toward market economies, however, their markets remain relatively underdeveloped.

•

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

•

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class S Shares

Best Quarter: Q2 2003 23.65%    Worst Quarter: Q3 2011 -31.40%

Average Annual Total Returns

for the Periods ended 12/31/12

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Europe Fund Class S	2/20/1997
Return Before Taxes		23.22%	-7.14%	8.58%	5.59%
Return After Taxes on Distributions		23.01%	-7.45%	7.89%	4.47%
Return After Taxes on Distributions and Sale of Fund Shares		15.38%	-6.04%	7.42%	4.33%
MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)		19.88%	-3.72%	8.97%	5.77%
ICON Europe Fund Class A	5/31/2006	15.79%	-8.49%	N/A	-2.55%
MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)		19.88%	-3.72%	N/A	1.73%
ICON Europe Fund Class C	1/25/2008	20.88%	N/A	N/A	-5.27%
MSCI Europe Index (reflects no deduction for fees, expenses, or taxes)		19.88%	N/A	N/A	-1.47%

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class A and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Mr. Scott Snyder is the Portfolio Manager and has managed the Fund since November 2005.

3	Summary Prospectus ICON Europe Fund

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

To learn more and sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements, visit ICON’s website at www.iconfunds.com.

4	Summary Prospectus ICON Europe Fund